EXHIBIT NO. 99.10 (c)



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the references made to our firm under the captions "Financial Highlights" in the Prospectuses and "Independent Auditors and Financial Statements" in the Statements of Additional Information of MFS Core Growth Fund, MFS New Discovery Fund, MFS Research Growth and Income Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund, each a series of MFS Series Trust I, each of which is incorporated by reference in this Post-Effective Amendment No. 42 to Registration No. 33-7638 on Form N-1A. We also consent to the incorporation by reference, in such Statements of Additional Information, of our reports dated October 10, 2003, on the financial statements and financial highlights of MFS Core Growth Fund, MFS New Discovery Fund, MFS Research Growth and Income Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund, each a series of MFS Series Trust I, included in each fund's 2003 Annual Report to Shareholders.


ERNST & YOUNG LLP
Ernst & Young LLP

Boston, Massachusetts
October 27, 2003